DELAWARE GROUP® STATE TAX-FREE INCOME TRUST

Delaware Tax-Free Pennsylvania Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated June 28, 2011

This supplement supersedes the supplement dated December 29, 2011. The information included under the “Insurance” section of the Fund’s Statement of Additional Information is replaced in its entirety with the following:

Financial health of municipal bond insurance companies

About one half of the $3.75 trillion in outstanding U.S. municipal bonds are "wrapped” with a municipal bond insurance policy from one of several "monoline" financial guarantors.  The municipal financial guaranty business began in 1971 when Ambac Indemnity Corporation ("Ambac") began underwriting bond insurance policies for municipalities.  MBIA Insurance Corp. ("MBIA") began underwriting bond insurance policies in 1973.  The insurance policies of Ambac and MBIA received the highest-quality insurer financial strength ratings of AAA from Moody's, S&P, and Fitch, Inc. ("Fitch").  Over time a total of five other monoline firms – Assured Guaranty Corp. ("Assured Guaranty"), CIFG Assurance North America ("CIFG"), Financial Guaranty Insurance Co. ("FGIC"), Financial Security Assurance, Inc. ("FSA"), and XL Capital Assurance, Inc. ("XLCA") – entered the financial guaranty business, offering insurance policies that were rated AAA by all three rating agencies.  Berkshire Hathaway Assurance Corporation (“BHAC”), a subsidiary of Berkshire Hathaway, Inc., began offering municipal bond insurance policies in 2008.  S&P assigned a AAA insurer financial strength rating to BHAC on April 14, 2008, while Moody’s assigned BHAC an insurer financial strength rating of Aaa on April 25, 2008.  Two specialty "second tier" monolines, Radian Asset Assurance, Inc. ("Radian") and ACA Financial Guaranty Corp. ("ACA"), offer insurance policies with insurer financial strength and claims paying resources that initially were rated at less than AAA.

Over the past several years, several financial guarantors expanded their business lines to include the writing of insurance policies and credit default swap contracts for structured finance, which includes residential mortgage-backed securities ("RMBS") and collateralized debt obligations ("CDOs") that contain both sub-prime and prime mortgages and home equity lines of credit ("HELOCs").  The structured finance portion of the financial guarantors accounted for about one third of the $2.5 trillion in insured par values.

The national housing slowdown and the widespread decline of home prices that began in 2006 triggered a significant increase in mortgage delinquencies and foreclosures, especially in the sub-prime mortgage sector.  The rate of delinquencies and foreclosures greatly exceeded historical averages, especially for sub-prime mortgages and HELOCs that were underwritten in 2006 and 2007 as underwriting standards declined.  During the summer and fall of 2007, all but two of the seven "first tier" or AAA-rated financial guarantors began to report sharp increases in their mark-to-market losses associated with the credit default swap contracts for insured RMBS and CDO exposure.  The monoline insurers also began to set aside case loss reserves for future expected monetary losses associated with the payment of future claims in their structured finance portfolios.  With the rise in delinquencies and weaker performance in mortgage pools, and CDOs with sub-prime exposure, the three rating agencies developed updates of their capital adequacy models for the financial guarantors.  Extensive revisions to the capital models were completed in the second half of 2007.  The revised capital models projected that future cumulative losses from sub-prime mortgages, HELOCs, and CDOs with sub-prime exposure would eat into the excess capital reserves that are necessary for the monoline insurers to maintain their AAA insurer financial strength rating.  All three rating agencies disclosed that several of the monoline insurers would experience capital shortfalls that would require new capital infusions and risk reduction measures or else the insurer financial strength rating for the monoline insurers would be downgraded to below AAA.

In response to the higher loss expectations in structured finance, several of the monoline insurers including Ambac, MBIA, Assured Guaranty, and CIFG announced or completed plans to raise additional capital and claims paying resources.  Starting in January 2008, the three rating agencies began to take negative actions against a number of the municipal bond insurers.  These actions included actual rating downgrades, assigning negative outlooks, and/or placing the insurer financial strength rating on credit watch for possible downgrade.  Through early April 2008, five of the seven first-tier monoline insurers have been downgraded by one or more of the rating agencies.  By June 19, 2008, MBIA and Ambac, the two largest municipal bond insurers, were no longer rated triple-A by any of the three rating agencies.

During 2008, the rating agencies continued to revise their capital adequacy models to incorporate higher loss assumptions in the insured structured finance portfolios of RMBS and CDOs with mortgage-backed securities exposure.  These more severe stress case loss scenarios resulted in additional downgrades for the monoline firms with three bond insurers, CIFG, FGIC, and Syncora (formerly XLCA) receiving downgrades on their insurer financial strength ratings to below investment grade.  In July 2008, Moody’s placed the Aaa ratings of Assured Guaranty and FSA under review for possible downgrade due to stress case losses in their respective insured mortgage-backed securities portfolios.  In early October 2008, the AAA ratings of FSA were placed on CreditWatch Negative by S&P and on Rating Watch Negative by Fitch due to the risk of additional expected losses in its insured structured finance portfolio.

On November 21, 2008, Moody’s downgraded to Aa2 from Aaa the insurer financial strength rating of Assured Guaranty and assigned a stable outlook.  Also on November 21, 2008, Moody’s downgraded the insurer financial strength rating of FSA to Aa3 from Aaa with a developing outlook.  On November 14, 2008 Assured Guaranty announced an agreement to acquire FSA.

During 2008, the par amount of long-term municipal bonds sold with a bond insurance policy was $72.181 billion or 18.53% of total municipal issuance.

In mid February 2009, MBIA announced a restructuring of the firm (the “Transformation”) with the creation of a new U.S. public finance bond insurance company, MBIA Insurance Corporation of Illinois, which will take on 100% of the $537 billion public finance portfolio of MBIA Corp., including the $184 billion reinsurance transaction with FGIC.  The structured finance portfolio will remain with MBIA Insurance Corp.  The new public finance monoline was renamed National Public Finance Guarantee Corporation (“National”).  The new “municipal only” bond insurer was initially rated Baa1 by Moody’s and AA- by S&P in February 2009.  S&P further downgraded National to A on June 9, 2009.  Shortly after the transaction was approved by the New York State Insurance Commissioner, certain policyholders in the structured finance portfolio filed a class action lawsuit against MBIA Inc. and related parties alleging that the transaction is a fraudulent conveyance in breach of contract of their financial guaranty policyholders.

On March 16, 2009, shareholders of Assured Guaranty approved the acquisition of Financial Security Assurance Holdings Ltd. (“FSA”).  The purchase of FSA by Assured Guaranty has been approved by the New York State Insurance Department and the Oklahoma Insurance Department.  The principal remaining conditions for Assured Guaranty's acquisition of FSA are: (1) finalization of arrangements under which Dexia S.A. (“Dexia”) retains the responsibility for FSA's Financial Products business and (2) confirmation by Moody's, S&P, and Fitch that the acquisition of FSA would not have a negative impact on Assured Guaranty’s or FSA's insurer financial strength ratings.

On March 25, 2009, S&P revised the outlook of the AAA rating on Berkshire Hathaway Assurance Corporation to negative.  The S&P rating action means that there are now no AAA-rated monoline insurers that have retained “AAA/Stable" outlooks from all of the rating agencies.

On April 8, 2009, Moody’s downgraded Berkshire Hathaway Assurance Corporation to Aa1 from AAA and assigned a stable outlook.

On April 20, 2009, S&P affirmed the AAA insurer financial strength rating of FSA, but revised the outlook to negative.

On May 4, 2009, Fitch downgraded the insurer financial strength rating of Assured Guaranty to AA from AAA and placed the rating on Rating Watch Evolving.

On May 11, 2009, Fitch downgraded the insurer financial strength rating of FSA to AA+ from AAA.

On May 13, 2009, a second lawsuit was filed against MBIA Inc., MBIA Insurance Corporation, and MBIA Insurance Corporation of Illinois alleging fraudulent conveyance in the financial restructuring announced by MBIA as it launched a separate municipal-only municipal bond insurance subsidiary, National Public Finance Guarantee Corporation.  The plaintiffs include a consortium of domestic and international banks, including J.P. Morgan Chase, Wachovia, Morgan Stanley Capital Services, Citibank, the Royal Bank of Scotland, Barclays Bank PLC, HSBC Bank USA, UBS AG, and Societe General, among others.

On May 20, 2009 Moody’s placed its Aa2 rating on Assured Guaranty under review for possible downgrade.

On June 10, 2009, Assured Guaranty and Dexia announced that the closing conditions have been met for the acquisition of FSA by Assured Guaranty.  Assured Guaranty and Dexia announced that they expect to close the transaction on July 1, 2009. (Sources: various reports and press releases by Moody’s, S&P, and Fitch and press releases by Assured Guaranty and MBIA.)

On October 12, 2009, Fitch downgraded the insurer financial strength rating of Assured Guaranty to AA- from AA.  Fitch also downgraded FSA to AA from AA+.

On November 2, 2009, Financial Security Assurance, Inc. (FSA) changed its name to Assured Guaranty Municipal Corporation (“AGMC”).

On November 12, 2009, Moody’s downgraded the insurer financial strength rating of Assured Guaranty to Aa3 from Aa2 and kept the rating under review for downgrade.  Moody’s confirmed the insurer financial strength rating of AGMC at Aa3 with a negative outlook.

During 2009, the par amount of long-term municipal bonds sold with a bond insurance policy was $35.432 billion or 8.64% of total municipal issuance.

On February 4, 2010, S&P downgraded the insurer financial strength rating of BHAC to AA+ from AAA, with a stable outlook.

On February 10, 2010, Fitch withdrew its ratings on Assured Guaranty and AGMC.

On March 25, 2010, S&P revised its insurer financial strength ratings on Ambac Assurance Corporation to “R” from “CC”.  The rating agency made the change following a directive by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) to Ambac to establish a segregated account for certain of Ambac Assurance Corporation’s liabilities, primarily insurance policies related to credit derivatives, RMBS and other structured finance transactions.  In conjunction with the establishment of the segregated account, the OCI has commenced rehabilitation proceedings with respect to the liabilities contained in the segregated account in order to facilitate an orderly run-off and/or settlement of those specific liabilities.

On October 25, 2010, S&P lowered its counterparty and financial strength ratings on Assured Guaranty Corp. and Assured Guaranty Municipal Corp. to AA+ from AAA.  The outlook on both companies is stable.

On November 8, 2010, Ambac Financial Group (“AFG”), the parent of Ambac Assurance Corporation, filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.  As a result of the bankruptcy filing of AFG, S&P withdrew its ratings on Ambac Assurance Corporation and related entities on November 30, 2010.  Moody’s confirmed its Caa2 rating on Ambac Assurance Corporation on November 23, 2010.

On December 22, 2010, S&P lowered its counterparty, financial strength, and financial enhancement ratings on National Public Finance Guarantee Corp. to BBB from A, with a developing outlook.

In 2010, total long-term sales of municipal bonds were $431.893 billion.  The total amount of municipal bonds sold as insured was $26.960 billion or 6.24% of total issuance.

On January 26, 2011, S&P released a “Request for Comment: Bond Insurance Criteria.”  The report presented proposed revisions and updates to S&P’s criteria for rating bond insurance companies.  The proposed methodology considers a common set of nine analytic categories, and a business framework and sub-factors into bond insurance criteria.  Some of the changes that are being proposed include a new aggregate leverage test, increases in capital charges associated municipal exposures, reduction in the single risk limit for municipal exposures, and increases in the capital charges for structured finance transactions.  S&P has indicated that if the proposed criteria are adopted, the rating agency would lower its ratings on existing investment grade bond insurers by one or more rating categories, unless those bond insurers raised additional capital or reduced risk.  The deadline for submitting comments to the proposed bond insurance criteria was closed out on March 25, 2011.  On April 21, 2011, S&P announced that comments from investors, insurers, issuers and other market participants are being reviewed.  S&P expects to publish the final criteria on bond insurers early in the third quarter of 2011 and to publish updated ratings that incorporate the application of the new criteria by September 30, 2011.

On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States of America from AAA to AA+ and assigned a negative outlook.  As a result of this rating action, S&P revised the outlook of Assured Guaranty Municipal Corporation, Assured Guaranty Corporation, and Berkshire Hathaway Assurance Corporation from stable to negative.

On September 27, 2011, S&P placed its AA+ long-term counterparty credit and insurance financial strength ratings on Assured Guaranty Municipal Corporation and Assured Guaranty Corporation on CreditWatch with negative implications.  The CreditWatch placement is due to significant concentration risk in Assured’s consolidated insured portfolio, which now breach the largest-obligors test and is not consistent with S&P’s updated criteria for monolines.

On November 30, 2011, Standard & Poor’s lowered the counterparty and financial strength ratings on Assured Guaranty Municipal Corp. (AGMC) and Assured Guaranty Corp. (AGC) to AA- from AA+.  The ratings on AGMC and AGM were removed from CreditWatch where they were placed on September 27, 2011, with negative implications.  The outlook for both insurers is stable.

On December 19, 2011, Moody’s downgraded the insurance financial strength rating of National Public Finance Guarantee Corporation (National) to Baa2 from Baa1 and changed its outlook from developing to negative. The downgrade reflects weakening of the overall MBIA group’s market standing due to growing losses at National’s affiliated companies, principally MBIA Insurance, and due to the decline in the level of liquid assets, which may be needed to meet the liquidity requirements of bulk settlements with National’s counterparties.

On March 20, 2012, Moody’s placed the Aa3 insurance financial strength ratings of Assured Guaranty Municipal Corp., Assured Guaranty Corporation and their affiliated operating companies on review for possible downgrade.  Factors that contributed to the review action included constrained business opportunities, continued economic stress affecting mortgage backed and municipal borrowers, and pressure by the bond insurers on new business margins due to low interest rates and tight credit spreads.  The rating agency also noted Assured’s elevated exposure to below investment grade exposure, including, RMBS, trust preferred, and municipal risks, which could put pressure on the qualified capital and loss reserves and total claims paying resources of AGM and AGC.

For the first three months of 2012, total long-term sales of municipal bonds were $112.207 billion, which represents an increase of 76.3% over the first three months of 2011.  The total amount of municipal bonds old as insured during this interim period was $4.60 billion or 4.11% of total long-term bond sales.

In 2011, the total amount of long-term municipal bonds that came to the market as insured was $15.252 billion (1,229 issues).  Insurance penetration was 5.17% of total long-term sales volume in 2011 of $294.760 billion.

Fund’s investment in insured bonds

The Manager anticipates that substantially all of the insured municipal obligations in the Fund’s investment portfolios will be covered by either primary insurance or secondary market insurance.  Primary insurance is a municipal bond insurance policy that is attached to a municipal bond at the time the bond is first sold in the primary market ("Primary Insurance").  Secondary market insurance is a municipal bond insurance policy that is underwritten for a bond that has been previously issued and sold ("Secondary Market Insurance").  Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business.  Premiums for Secondary Market Insurance, if any, would be paid from the Fund's assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

Insurer financial strength ratings are provided by Moody's, S&P, and Fitch.  A Moody's insurance insurer financial strength rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims.  An insurer with an insurer financial strength rating of Aaa is adjudged by Moody's to be of the best quality.  In the opinion of Moody's, the policy obligations of an insurance company with an insurer financial strength rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.  An S&P insurer financial strength, financial enhancement rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms.  An insurer with an insurer financial strength, financial enhancement rating of AAA has the highest rating assigned by S&P.  The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.  A Fitch Insurer Financial Strength ("IFS") rating provides an assessment of the financial strength of an insurance company and its capacity to meet senior obligations to policyholders and contract holders on a timely basis.  Insurers that are assigned a AAA IFS rating by Fitch are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations.  For such companies, risk factors are minimal and the impact of any adverse business and economic factors are expected to be extremely small.

An insurer financial strength rating by Moody's, S&P, or Fitch does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract.  Furthermore, an insurer financial strength rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings by Moody's, S&P, or Fitch to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance financial strength ratings.  The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

Assured Guaranty has insurer financial strength ratings of Aa3 from Moody's and AA- from S&P.  Assured Guaranty Municipal Corporation has insurer financial strength ratings of Aa3 from Moody's and AA- from S&P.  BHAC is rated Aa1 by Moody’s and AA+ by S&P.  These insurer financial strength ratings are as of October 3, 2011.  The insurer financial strength ratings of Ambac, CIFG, FGIC, MBIA (National), and Syncora have fallen below AAA by each of the rating agencies that continue to rate these monolines.  Insurer financial strength ratings for the municipal bond insurers may continue to change.

None of Assured Guaranty, Assured Guaranty Municipal Corporation, BHAC, or any affiliate thereof, has any material business relationship, direct or indirect, with the Fund.

The following table is a summary snapshot of the insurer financial strength ratings of the municipal bond insurers as of May 7, 2012:

Insurer	Moody’s	S&P	Fitch
ACA	Not Rated	NR	Not Rated
Ambac	WR	NR	WD
Assured Guaranty	Aa3 (Negative Watch)	AA-(Stable Outlook)	WD
BHAC	Aa1 (Stable Outlook)	AA+ (Negative Outlook)	Not Rated
CIFG	WR	NR	WD
FGIC	WR	NR	WD
AGMC (f. FSA)	Aa3 (Negative Watch)	AA-(Stable Outlook)	WD
National (f. MBIA)	Baa2 (Neg. Outlook)	BBB (Dev. Outlook)	Not Rated
Radian	Ba1 (Stable Outlook)	B+ (Negative Outlook)	WD
XLCA (Syncora)	Ca (Dev. Outlook)	NR	WD
Source: Bloomberg

Please keep this Supplement for future reference.

This Supplement is dated May 15, 2012